Exhibit 10.1

NINTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This NINTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 29, 2020, is entered into by and among the following parties:

(i)	DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);

(ii)	DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);

(iv)	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Group Agent for its Purchaser Group;

(v)	MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vi)	FIFTH THIRD BANK, NATIONAL ASSOCIATION (F/K/A FIFTH THIRD BANK), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vii)	MIZUHO BANK, LTD., as a Committed Purchaser and as Group Agent for its Purchaser Group; and

(viii)	THE TORONTO DOMINION BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto (other than the Originator) have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (such date, the “Original Closing Date”) (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, the Seller, as buyer, the Servicer, DXC MS LLC (the “Exiting Originator”), Alliance-One Services, Inc., Computer Sciences Corporation, CSC Consulting, Inc., CSC Covansys Corporation, CSC Cybertek Corporation, CSC Puerto Rico, LLC, DXC Technology Services LLC, Mynd Corporation, PDA Software Services LLC and Tribridge Holdings, LLC are entering into that certain Fifth Amendment to the Purchase and Sale Agreement, dated as of the date hereof (the “Sale Agreement Amendment”).
C.    Concurrently herewith, the Exiting Originator, DXC Technology Services LLC, the Seller and the Administrative Agent, are entering into that certain Assignment Agreement (the “Assignment Agreement” and together with the Sale Agreement Amendment, the “Milano Facility Release Documents”), dated as of the date hereof, whereby the Seller agrees to sell back certain Receivables originated by the Exiting Originator and DXC Technology Services LLC to the Exiting Originator and DXC Technology Services LLC, respectively.
D.    Contemporaneously with the effectiveness of the Milano Facility, the Administrative Agent, MUFG Bank, Ltd., as administrative agent with respect to the Milano Facility, and DXC are entering to that certain Intercreditor Agreement, dated as of the date hereof (the “Milano Facility Intercreditor Agreement”).
E.    Concurrently herewith, the parties hereto and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Sixth Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).
F.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
SECTION 3.    Notices and Consents.
(a)    Notice of Entry into the Milano Facility Release Documents. The Seller hereby provides notice of its entry into the Milano Facility Release Documents along with duly executed copies of each Milano Facility Release Document and requests that each of the parties hereto acknowledge and consent to the execution of the Milano Facility Release Documents.
(b)    Consent to Entry into the Milano Facility Release Documents. Each of the parties hereto acknowledges, consents and agrees to the terms of each of the Milano Facility Release Documents and waives any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein).
(c)    Consent to Entry into the Milano Facility Intercreditor Agreement. Each of the parties hereto acknowledges, consents and agrees to the terms of the Milano Facility Intercreditor Agreement, which will be substantially in the form and substance as hereto in Exhibit D, which may be amended after the date hereof by the Administrative Agent and the Servicer.
(d)    Consent to Filing Certain UCC Financing Statements. In connection with the execution of the Milano Facility Release Documents, each of the parties hereto hereby consents to the filing of the financing statements attached hereto as Exhibit C.
SECTION 4.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
SECTION 5.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 6.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit B hereto, in each case, in form and substance acceptable to the Administrative Agent.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
DXC RECEIVABLES LLC,
as Seller

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President, Treasury and Corporate Development

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Christopher Blaney_________________ Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Christopher Blaney_________________ Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Christopher Blaney_________________ Name: Christopher Blaney Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Jonathan Davis__________________ Name: Jonathan Davis Title: Asst Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Jonathan Davis__________________ Name: Jonathan Davis Title: Asst Vice President

MUFG BANK, LTD., as a Committed Purchaser By: /s/ Eric Williams____________________ Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Eric Williams____________________ Name: Eric Williams Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Brian J Gardner__________________ Name: Brian J Gardner Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Brian J Gardner__________________ Name: Brian J Gardner Title: Managing Director

MIZUHO BANK, LTD., as a Committed Purchaser By: /s/ Richard A. Burke_________________ Name: Richard A. Burke Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Richard A. Burke_________________ Name: Richard A. Burke Title: Managing Director

THE TORONTO DOMINION BANK, as a Committed Purchaser By: /s/ Luna Mills______________________ Name: Luna Mills Title: Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group By: /s/ Luna Mills______________________ Name: Luna Mills Title: Managing Director

Exhibit A

Amendments to the Receivables Purchase Agreement

[Attached]

Exhibit B

Closing Memorandum

[Attached]

Exhibit C

UCC Financing Statements

[Attached]

Exhibit D

Form of Milano Facility Intercreditor Agreement

[Attached]

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